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WOODWARD GOVERNOR COMPANY
(Name of Registrant as Specified In Its Charter)
Woodward Governor Company
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Woodward Governor Company 5001 North Second Street P.O. Box 7001 Rockford, IL 61125-7001 USA Tel: 815-877-7441 Fax: 815-639-6033
WOODWARD GOVERNOR COMPANY
NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT
December 13, 2005
Dear Shareholder:
You are cordially invited to attend the Company’s annual meeting at 10:00 a.m., local time, on Wednesday, January 25, 2006, in the Auditorium of Northern Illinois University Rockford located at 8500 East State Street, Rockford, Illinois. Registration for the meeting will be in the foyer of the facility. We invite you to join our directors and members of our management team for an informal social period from 9:00 a.m. to 9:45 a.m. The formal meeting will begin promptly at 10:00 a.m.
Parking is available on site. A map is located on the back of this proxy statement.
Please complete and return your proxy card, or vote via telephone or the Internet, as soon as possible regardless of whether you plan to attend.
Sincerely yours,
WOODWARD GOVERNOR COMPANY
John A. Halbrook
Chairman, Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, January 25, 2006 10:00 a.m. NIU–Rockford 8500 East State Street Rockford, Illinois 61108	The purpose of our Annual Meeting is to:

1.  Elect three directors to serve for a term of three years each;

2. Consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending September 30, 2006;

3. Consider and act upon a proposal to adopt the Woodward Governor Company 2006 Omnibus Incentive Plan to replace the Woodward Governor Company 2002 Stock Option Plan which will expire in 2006 and the Woodward Long-Term Management Incentive Compensation Plan;

4. Consider and act upon a proposal to amend Article Fourth of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 as well as to effect a three-for-one stock split of the Common Stock; and

5. Transact other business that properly comes before the meeting.

Shareholders who owned Woodward stock at the close of business on November 28, 2005, are entitled to vote at the meeting.

By Order of the Board of Directors,

WOODWARD GOVERNOR COMPANY

Carol J. Manning
Corporate Secretary

December 13, 2005

YOUR VOTE IS IMPORTANT
Even if you plan to attend the meeting in person, please date, sign, and return your proxy in the enclosed envelope, or vote via telephone or the Internet, as soon as possible. Prompt response is helpful and your cooperation will be appreciated.

Annual Report on Form 10-K

You may obtain a free copy of our Annual Report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission. Please contact Carol Manning, Corporate Secretary, Woodward Governor Company, 5001 North Second Street, Rockford, Illinois 61111 or email investorrelations@woodward.com. This report is expected to be available at www.woodward.com by mid-December 2005.

About the Annual Meeting and Voting

Our Board of Directors is soliciting your proxy to vote at our annual meeting of shareholders (or at any adjournment of the meeting). This proxy statement summarizes the information you need to know to vote at the meeting.

We began mailing this proxy statement and the enclosed proxy card on or about December 13, 2005, to all shareholders entitled to vote. The Woodward Governor Company Annual Report, which includes our financial statements, is being sent with this proxy statement. The financial statements contained in the Woodward Annual Report are not deemed material to the exercise of prudent judgment in regard to the matters to be acted upon at the annual meeting, and, therefore, are not incorporated by reference into this proxy statement.

Shareholders who owned Woodward Common Stock at the close of business on the record date, November 28, 2005, are entitled to vote at the meeting. As of the record date, there were 11,442,871 shares outstanding.

Each share of Woodward Common Stock that you own entitles you to one vote, except for the election of directors. Since three directors are standing for election, you will be entitled to three director votes for each share of stock you own. Of this total, you may choose how many votes you wish to cast for each director.

Woodward offers shareholders the opportunity to vote by mail, by telephone, or via the Internet. Instructions to use these methods are set forth on the enclosed proxy card.

If you vote by telephone or via the Internet, please have your proxy or voting instruction card available. A telephone or Internet vote authorizes the named proxies in the same manner as if you marked, signed, and returned the card by mail. Voting by telephone and via the Internet are valid proxy voting methods under the laws of Delaware (our state of incorporation) and Woodward Bylaws.

If you properly fill in your proxy card and send it to us in time to vote, one of the individuals named on your proxy card (your “proxy”) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will follow the Board’s recommendations and vote your shares:

“FOR” the election of the Board’s nominees to the Board of Directors;

“FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm;

“FOR” the proposal to approve the Woodward Governor Company 2006 Omnibus Incentive Plan; and

“FOR” the proposal to amend Article Fourth of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 as well as to effect a three-for-one stock split of the Common Stock.

If any other matter is presented at the meeting, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no other matters to be acted on at the meeting.

You may revoke your proxy by:

•	sending in another signed proxy card with a later date,

•	notifying our Corporate Secretary in writing before the meeting that you have revoked your proxy, or

•	voting in person at the meeting.

If you want to give your written proxy to someone other than individuals named on the proxy card:

•	cross out the individuals named and insert the name of the individual you are authorizing to vote, or

•	provide a written authorization to the individual you are authorizing to vote along with your proxy card.

About the Annual Meeting and Voting (continued)

Concerning the issues submitted to the shareholders, votes required for approval are as follows:

Proposal 1 — Directors are elected by a plurality vote of shares present at the meeting, meaning that the three director nominees receiving the most votes will be elected.

Proposal 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm is by an affirmative vote of the majority of shares present at the meeting and entitled to vote.

Proposal 3 — Approval of the Woodward Governor Company 2006 Omnibus Incentive Plan is by an affirmative vote of the majority of shares present at the meeting and entitled to vote.

Proposal 4 — The affirmative vote by the holders of two-thirds of the outstanding shares of Common Stock as of the record date is required to amend Article Fourth of the Certificate of Incorporation to increase the number of authorized shares from 50,000,000 to 100,000,000 and to effect a three-for-one stock split of the Common Stock.

A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, at the meeting of holders of shares representing a majority of the votes of the Common Stock entitled to vote constitutes a quorum. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he or she is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given. Abstentions have the same effect as votes against a matter because they are considered present and entitled to vote, but are not voted. Broker non-votes will have no effect on the vote, except with respect to Proposal 4.

Board of Directors

Structure	Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders to serve for a three-year term.

Each of the directors standing for election at the 2005 Annual Meeting of Shareholders has been nominated by the Board of Directors at the recommendation of the Nominating and Governance Committee to hold office for a three-year term expiring in 2009 or when his or her successor is elected. Other directors are not up for election at this meeting and will continue in office for the remainder of their terms.

If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Nominating and Governance Committee.
    PROPOSAL 1 — ELECTION OF DIRECTORS
Directors Standing for Election at This Meeting for Terms Expiring in 2009:

Paul Donovan
Age: 58
Retired Executive Vice President and Chief Financial Officer of Wisconsin Energy Corporation, a holding company with subsidiaries in utility and non-utility businesses, including electric and natural gas energy services and real estate businesses. Other directorships: AMCORE Financial, Inc. and CLARCOR.
Mr. Donovan has been a director of the Company since 2000.

Thomas A. Gendron Age: 44 President and Chief Executive Officer of the Company. Mr. Gendron was elected a director of the Company by the Board of Directors effective July 1, 2005.

John A. Halbrook Age: 60 Chairman of the Board of Directors of the Company. Other directorships: AMCORE Financial, Inc. and HNI Corporation. Mr. Halbrook has been a director of the Company since 1991.
Your Board of Directors recommends a vote “FOR” the nominees presented in Proposal 1.

Board of Directors (continued)

Directors Remaining in Office Until 2008:

Mary L. Petrovich
Age: 42
Chief Executive Officer of AxleTech International, a supplier of off-highway and specialty vehicle drivetrain systems and components.
Ms. Petrovich has been a director of the Company since 2002.

Larry E. Rittenberg Age: 59 PhD, CIA, CPA, Ernst & Young Professor of Accounting & Information Systems at the University of Wisconsin. Mr. Rittenberg has been a director of the Company since 2004.

Michael T. Yonker
Age: 63
Retired President and Chief Executive Officer of Portec, Inc., which had operations in the construction equipment, materials handling and railroad products industries. Other directorships: Modine Manufacturing Company, Inc., Emcor Group, Inc. and Transpro Inc.
Mr. Yonker has been a director of the Company since 1993.

Board of Directors (continued)

Directors Remaining in Office Until 2007:

John D. Cohn
Age: 51
Senior Vice President, Strategic Development and Communications, of Rockwell Automation, Inc., a provider of global industrial automation power, control and information systems and solutions.
Mr. Cohn has been a director of the Company since 2002.

Michael H. Joyce
Age: 65
President and Chief Operating Officer of Twin Disc, Incorporated, a designer and manufacturer of heavy-duty transmission equipment. Other directorships: Twin Disc, Incorporated and The Oilgear Company.
Mr. Joyce has been a director of the Company since 2000.

James R. Rulseh
Age: 50
Group Vice President of Modine Manufacturing Company, a specialist in thermal management products, bringing heating and cooling technology to diversified markets. Other directorships: Proliance International, Inc.
Mr. Rulseh has been a director of the Company since 2002.
Independent Directors

The Board of Directors has determined that each member of the Board of Directors other than Mr. Halbrook and Mr. Gendron is independent under the criteria established by The Nasdaq Stock Market (“Nasdaq”) for independent board members. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

Board Meetings and Committees

The Board of Directors met five times in fiscal 2005; all incumbent directors attended more than 75 percent of the aggregate of the total meetings of the Board of Directors and all committees of the Board on which they served. Directors are invited, but are not required, to attend annual meetings of shareholders. All directors attended the Company’s last annual meeting of shareholders.

All actions by committees are reported to the Board at the next scheduled meeting. No legal rights of third parties may be affected by Board revisions.

All Committee Charters are available on the Company’s website at www.woodward.com.

Committee Membership

Nominating
Name	Audit		Compensation		Executive		and Governance

John D. Cohn	•		•

Paul Donovan	•	*	•		•

John A. Halbrook					•	*

Michael H. Joyce					•		•	*

Mary L. Petrovich			•				•

Larry E. Rittenberg	•						•

James R. Rulseh	•						•

Michael T. Yonker	•		•	*	•

                                        *chairman

Audit Committee	The Audit Committee oversees and monitors management’s and the independent registered public accounting firm’s participation in the financial reporting process. The Committee operates under a Charter that more fully describes the responsibilities of the Committee. Consistent with Nasdaq’s independent director and Audit Committee listing standards, and in accordance with the Committee Charter, all members of the Audit Committee are independent directors. The Board of Directors has determined that all members of the Audit Committee are Audit Committee Financial Experts, as the Securities and Exchange Commission defines that term. The Committee held seven meetings in fiscal 2005.

Compensation Committee	The Compensation Committee recommends the base compensation of Woodward’s officers and key personnel, and evaluates the performance of and reviews the results of the annual member evaluation for those individuals. The Committee administers the Company’s Long-Term Management Incentive Compensation Plan and the 2002 Stock Option Plan, determining and taking all action, including granting of all incentives and/ or stock options to eligible worker members, in accordance with the terms of the Plans. The Committee held four meetings in fiscal 2005.

Executive Committee	The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business when the Board is not in session and when, in the opinion of the Chairman, the matter should not be postponed until the next scheduled Board meeting. The Committee may declare cash dividends. The Committee may not authorize certain major corporate actions such as amending the Certificate of Incorporation, amending the Bylaws, adopting an agreement of merger or consolidation, or recommending the sale, lease, or exchange of substantially all of Woodward’s assets. The Committee held three meetings in fiscal 2005.

Nominating and Governance Committee	The Nominating and Governance Committee recommends qualified individuals to fill any vacancies on the Board and develops and administers the Director Guidelines, the Company’s corporate governance guidelines. In accordance with SEC guidelines and the Committee’s Charter, all members of the Nominating and Governance Committee are independent directors. The Committee held two meetings in fiscal 2005.

Director Nomination Process	The Nominating and Governance Committee considers candidates for Board membership as recommended by directors, management, or shareholders. The Committee uses the same criteria

Board Meetings and Committees (continued)

to evaluate all candidates for Board membership and, as it deems necessary, may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Director candidates are expected to possess the highest levels of personal and professional ethics, integrity, values, and independence. Prospective directors should be committed to representing the long-term interests of the shareholders. A potential director must exhibit an inquisitive and objective perspective, an ability to think strategically, an ability to identify practical problems, and an ability to assess alternative courses of action that contribute to the long-term success of the business. The Committee is committed to exercising best practices of corporate governance and recognizes the importance of a Board that contains diverse experience at policy-making levels in business, public service, education and technology, as well as other relevant knowledge that contributes to the Company’s global activities. Board members must have industry expertise and/or commit to understanding the Company’s industry as a basis to address strategic and operational issues of importance to the Company.

Every effort is made to complement and supplement skills within the Board and strengthen identified areas of need. The Committee considers relevant factors, as it deems appropriate, including the current composition of the Board and the need for expertise in various Board committees. The Committee will consider the ability of candidates to meet independence and other requirements of the SEC or other regulatory bodies exercising authority over the Company. In assessing candidates, the Committee considers criteria such as education, experience, diversity, knowledge, and understanding of matters such as finance, manufacturing, technology, distribution, and other areas that are frequently encountered by a complex business. The Committee will make inquiries of prospective Board candidates about their ability to devote sufficient time to carry out their duties and responsibilities effectively, and whether they are committed to serve on the Board for a sufficient time to make significant contributions to the governance of the organization.

The Committee evaluation normally requires one or more members of the Committee, and others as appropriate, to interview prospective nominees in person or by telephone. Upon identification of a qualified candidate, the Nominating and Governance Committee will recommend a candidate for consideration by the full Board.

Nominations for Board membership may be provided to the Nominating and Governance Committee by submitting the candidate’s name and qualifications to Woodward Governor Company, Attn: Corporate Secretary, 5001 North Second Street, Rockford, Illinois 61111. When submitting candidates for nomination, information must be provided in accordance with Woodward’s Bylaws.

Lead Director	Mr. Yonker serves as “Lead Director.” The Lead Director chairs a separate meeting of the outside directors following each regularly scheduled Board meeting. Topics discussed are at the discretion of the outside directors. The Lead Director then meets with the Chief Executive Officer to review items discussed at the meeting.

Director Qualifications	The Company’s Bylaws provide that:

• each director shall retire on September 30th following his or her seventieth birthday unless approved otherwise by the Board,

• no person may serve as a director unless he or she agrees to be guided by the philosophy and concepts expressed in Woodward’s Constitution, and

• Woodward must receive adequate notice regarding nominees for directors. A copy of the notice requirement in Section 2.8 is attached as Exhibit A.

Director Compensation	We do not pay directors who are also Woodward officers additional compensation for their service as directors. In fiscal 2005, the following compensation was provided to non-employee directors:

• a monthly retainer of $2,000,

• Board and committee members received $1,500 for each meeting attended or $500 for participation in each single issue telephonic meeting,

Board Meetings and Committees (continued)

•	committee chairmen received $2,500 for each committee meeting attended or $1,000 for participation in each single issue telephonic meeting,

•	the Audit Committee chairman received an additional monthly retainer of $750,

•	reimbursed expenses of attending Board and committee meetings, and

•	received award of options in November 2005 to purchase 1,500 shares of Woodward Common Stock at the market price on the date of grant; options vest after one year.

Pursuant to an Outside Director Stock Purchase Agreement entered into prior to July 2002, Woodward sold shares of Common Stock at the closing price on the date of purchase to Mr. Rulseh. In payment of the purchase price, a non-interest bearing note was signed and is being repaid by application of his monthly retainer. The largest amount of indebtedness outstanding during the year was $61,963 and the amount outstanding at November 28, 2005, was $33,963.
Shareholder Communications with the Board of Directors

Shareholders may send communications to the Board of Directors by submitting a letter addressed to: Woodward Governor Company, Attn: Corporate Secretary, 5001 North Second Street, Rockford, Illinois 61111.

The Board of Directors has instructed the Corporate Secretary to forward such communications to the Lead Director of the Board of Directors. The Board of Directors has also instructed the Corporate Secretary to review such correspondence and, at the Corporate Secretary’s discretion, not to forward correspondence which is deemed of a commercial or frivolous nature or inappropriate for Board of Director consideration. The Corporate Secretary may also forward the shareholder communication within the Company to the President and Chief Executive Officer or another department to facilitate an appropriate response.

The Corporate Secretary will maintain a log of all communications from shareholders and the disposition of such communications for review by the Directors at least annually.

Share Ownership of Management

Directors and Executive Officers	The following table shows how much Woodward Common Stock was owned, as of November 28, 2005, by each director, each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group.

Ownership of Common Stock

Non-Employee Directors	Number of Shares		Percent

John D. Cohn	4,500	(2)	.04%
Paul Donovan	5,502	(2)	.05%
Michael H. Joyce	6,792	(2)	.06%
Mary L. Petrovich	4,762	(2)	.04%
Larry E. Rittenberg	795		.01%
James R. Rulseh	3,692	(2)	.03%
Michael T. Yonker	10,036	(2)	.09%

Named Executive Officers
Stephen P. Carter	125,149	(1)	1.09%
Thomas A. Gendron	84,550	(1)	.74%
John A. Halbrook	390,272	(1)	3.41%
Robert F. Weber, Jr.	—		.00%

All directors and executive officers as a group	644,733	(1)(2)	5.63%

(1)	Includes the maximum number of shares which might be deemed to be beneficially owned under rules of the SEC. Includes exercisable options to purchase shares of Common Stock as follows: Mr. Carter 118,960; Mr. Gendron 79,662; and Mr. Halbrook 373,825. Also includes shares (does not include fractional shares) allocated to participant accounts of executive officers under the Woodward Governor Company Retirement Savings Plan. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received.

(2)	Includes exercisable options to purchase shares of Common Stock granted under the 2002 Stock Option Plan as follows: Mr. Cohn 2,000; Mr. Donovan 4,000; Mr. Joyce 4,000; Ms. Petrovich 2,000; Mr. Rulseh 2,000; and Mr. Yonker 4,000.

Share Ownership Guidelines	The Board of Directors has established share ownership guidelines for executives and non-employee directors to align their interests and objectives with the Company’s shareholders, based on level of compensation.
Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of our records, all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) were filed on a timely basis, except with respect to a Form 4 for Thomas A. Gendron relating to an acquisition.

Persons Owning More than Five Percent of Woodward Stock

The following table shows how much Woodward Common Stock was owned, as of November 18, 2005 (except as indicated in note (2)), by each person known to us to own more than five percent of our Common Stock.

Ownership of Common Stock

Principal Holders	Number of Shares	Percent

Woodward Governor Company Profit Sharing Trust 5001 North Second Street Rockford, Illinois 61111	1,494,818(1)	13.1%

Barclays Global Investors, NA 45 Fremont Street San Francisco, California 94105	584,804(2)	5.1%

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, New Jersey 07302	812,775(3)	7.1%

Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019	1,156,126(4)	10.1%

(1)	Shares owned by the Woodward Governor Company Profit Sharing Trust are held in its Retirement Savings Plan (the “Plan”). Vanguard Fiduciary Trust serves as Trustee of the Profit Sharing Trust. All shares held in the Profit Sharing Trust are allocated to participant accounts. The Plan directs the Trustee to vote the shares allocated to participant accounts under the Woodward Stock Plan portion of the Plan as directed by such participants and to vote all allocated shares for which no timely instructions are received in the same proportion as the allocated shares for which instructions are received. In the event of a tender or exchange offer, participants have the right individually to decide whether to tender or exchange shares in their account. The Plan directs the Trustee to tender or exchange all allocated shares for which no timely instructions are received in the same proportion as the allocated shares with respect to which it does receive directions.

(2)	Shareholdings reported are in accordance with information contained in Barclays Global Investors, NA Form 13F filed with the SEC for the period ended September 30, 2005. Barclays has investment discretion on all shares with sole voting authority for 569,997 shares.

(3)	Lord, Abbett & Co. LLC has advised the Company that it has investment power for the entire holding and sole voting authority for 704,373 shares.

(4)	Royce & Associates, LLC has advised the Company that it has sole investment power and sole voting power for the entire holding.
Common Stock Performance

The following Performance Graph compares Woodward’s cumulative total return on its Common Stock for a five-year period (years ended September 30, 2001 to September 30, 2005) with the cumulative total return of the S&P SmallCap 600 Index and the S&P Industrial Machinery Index.

Common Stock Performance

The following Performance Graph compares Woodward’s cumulative total return on its Common Stock for a five-year period (years ended September 30, 2001 to September 30, 2005) with the cumulative total return of the S&P SmallCap 600 Index and the S&P Industrial Machinery Index.
Total Return to Shareholders The graph assumes that the value of the investment in Woodward’s Common Stock and each index was $100 on September 30, 2000 and that all dividends were reinvested.
Compensation Committee Report on Executive Compensation

The goal of the Compensation Committee (the “Committee”) is to establish and administer a compensation program that will (1) offer competitive compensation to attract, retain, and motivate a high-quality senior management team, and (2) link total annual cash compensation to Company and individual performance. The Committee believes proper administration of such a program will result in development of a management team that embraces the best long-term interests of Woodward and its shareholders.

To accomplish this goal, the Committee, comprised entirely of independent directors, structures total compensation packages comprised of base salary, short-term and long-term incentive compensation, and stock options.

Market-based compensation recognizes responsibilities and accountabilities for similarly situated positions within a representative comparative group. Guidance is provided by a professional compensation and benefits consulting firm. This process establishes base compensation and targets for incentive/variable compensation.

Compensation Structure and Components	•	individuals are assigned to salary grade ranges based upon their position

	•	base salary is set within the range based upon actual job responsibilities, performance, and experience in the job

	•	annual incentive compensation targets of at least 10 percent, but not more than 70 percent, of base salary are established

	•	incentive compensation targets are tied to salary grade

Base Salary	Base salary and annual rate adjustments are based on individual performance, experience, responsibilities, management and leadership abilities.

Annual Incentive Compensation	Annual cash incentives are based on overall financial performance of the Company or individual groups or operating units, achievement of short-term objectives, and direct individual performance. If certain minimum target results are not achieved, no annual incentive is paid. If targeted levels are attained, annual incentive levels range from 10 percent to 70 percent of base salary. Participants

Compensation Committee Report on Executive Compensation (continued)

have an opportunity to significantly increase their annual incentive compensation above targeted levels for outstanding performance, to a maximum of 200% target.

The Woodward Governor Company 2002 Stock Option Plan (the “Stock Option Plan”) was established to further Woodward’s long-term growth and profitability by offering long-term incentives to certain key management worker members and directors who are not worker members. By providing an equity position in the Company, the Compensation Committee believes that participants’ interests will be better aligned with those of the Company’s shareholders.

The Stock Option Plan authorizes awards of both incentive and nonqualified stock options to worker members and nonqualified stock options to independent directors. Management makes recommendations to the Committee on the size of grant, if any, for each participant. The option price of the shares is determined at the date of the grant and will not be less than the fair market value as quoted on Nasdaq on that date.

In fiscal 2005, 34 worker members and 7 independent directors were granted options under the Stock Option Plan.

Long-Term Management Incentive Compensation Plan	In fiscal 2000, the Company established a long-term, performance-based compensation plan. Eligibility is limited to a few top-level executives, currently three individuals, as determined by the Compensation Committee. The Committee sets long-term performance goals and confirms attainment or lack thereof. The performance goals are established to encourage consistent, sustainable growth and are measured over three-year cycles.

Long-term cash award opportunities are determined at the beginning of each performance cycle and are based on goals associated with:

• average annual growth in earnings per share

• average annual return on invested assets

A target award is established for each eligible executive based upon salary grade ranging from 40 percent to 50 percent of base salary. A threshold level of performance is established below which the executive receives no incentive award. Once threshold performance is achieved, the executive receives a minimum award equal to 5 percent to 10 percent of the target award. Above threshold performance, the award increases proportionally until target performance is achieved. The award opportunity continues to increase for above-target performance to a practical maximum of 200 percent of the target award.

Compensation of the Chairman and Chief Executive Officer	Mr. Halbrook served as Chairman and Chief Executive Officer until June 30, 2005, at which time he relinquished the position of Chief Executive Officer. Mr. Halbrook’s base salary of $545,090 was determined in the same manner as for all other executive officers. For fiscal 2005, $686,879 annual incentive compensation was awarded to Mr. Halbrook.

Under the Stock Option Plan, Mr. Halbrook received no award of stock options.

Mr. Halbrook also participates in the Long-Term Management Incentive Compensation Plan. Mr. Halbrook did not receive an award for the three-year period ended September 30, 2005.

Mr. Gendron was elected as Chief Executive Officer as of July 1, 2005. As President and Chief Operating Officer, Mr. Gendron received base salary of $350,000 through June 30, 2005. Effective July 2, 2005, Mr. Gendron’s base salary was increased to $500,000 in recognition of his increased responsibilities as Chief Executive Officer of the Company. For fiscal 2005, $409,376 annual incentive compensation was awarded to Mr. Gendron.

Under the Stock Option Plan, Mr. Gendron was awarded options in fiscal year 2006 to purchase 20,000 shares of Woodward Common Stock.

Mr. Gendron also participates in the Long-Term Management Incentive Compensation Plan. Mr. Gendron did not receive an award for the three-year period ended September 30, 2005. The amount of future incentive awards will be determined at the end of each subsequent three-year period based on achievement of performance goals.

Compensation Committee Report on Executive Compensation (continued)

Compensation Committee:	Michael T. Yonker, chairman	John D. Cohn
	Paul Donovan	Mary L. Petrovich
Executive Compensation

The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation paid to the Company’s Chief Executive Officer and to each of the other most highly compensated executive officers earning in excess of $100,000 in annual compensation.
Summary Compensation Table

					Long-Term Compensation

		Annual Compensation			Awards	Payouts

				Other	Securities	LTIP
Name and Principal				Annual	Underlying	Payouts [$]	All Other
Position	Year	Salary	Bonus (1)	Compensation	Options [#]	(2)	Compensation (3)

John A. Halbrook (4)	2005	$545,090	$686,879	—	8,000	$—	$60,692
Chairman	2004	545,090	338,942	—	28,000	—	67,378
	2003	592,846	—	—	25,000	—	58,883

Thomas A. Gendron (5)	2005	375,253	409,376	—	20,000	—	36,525
President and	2004	300,040	146,589	—	24,000	—	35,033
Chief Executive Officer	2003	320,404	—	—	20,000	—	32,543

Stephen P. Carter (6)	2005	253,240	232,159	—	3,000	—	34,724
	2004	253,240	123,724	—	13,000	—	31,643
	2003	273,775	—	—	10,000	—	31,484

Robert F. Weber, Jr. (7)	2005	28,850	100,000	—	15,000	—	—
Chief Financial Officer	2004	—	—	—	—	—	—
and Treasurer	2003	—	—	—	—	—	—

(1)	Bonus earned in respective fiscal year.

(2)	Amounts paid under the Long-Term Management Incentive Compensation Plan for the performance cycle ended September 30 of each fiscal year.

(3)	Company contributions to the Retirement Savings Plan, Unfunded Deferred Compensation Plan and Company payments made with respect to term life insurance are as follows:

				Unfunded Deferred Compensation
	Retirement Savings Plan			Plan			Term Life Insurance

Officer	2005	2004	2003	2005	2004	2003	2005	2004	2003

Halbrook	$26,260	$25,625	$25,900	$27,563	$36,851	$28,081	$6,869	$4,902	$4,902

Gendron	24,825	24,225	24,050	10,560	9,668	7,354	1,140	1,140	1,139

Carter	24,982	24,800	25,348	7,782	4,883	4,098	1,960	1,960	2,038

Weber	—	—	—	—	—	—	—	—	—

(4)	Mr. Halbrook served as Chairman and Chief Executive Officer until June 30, 2005, at which time he relinquished the position of Chief Executive Officer.

(5)	Mr. Gendron was named Chief Executive Officer and President effective July 1, 2005.

(6)	Mr. Carter relinquished the position of Executive Vice President, Chief Financial Officer and Treasurer of the Company effective August 22, 2005. In accordance with a Retirement Transition Agreement, Mr. Carter will continue as a consultant until his effective retirement date of October 14, 2006. During that time, Mr. Carter will continue to receive his regular pay and shall be eligible to continue to participate in all group health and life plans at his personal expense. His participation in all other member benefit programs ceased effective at the close of business on his last day of active employment on August 19, 2005.

(7)	Mr. Weber was named Chief Financial Officer and Treasurer of the Company effective August 22, 2005. At the time Mr. Weber accepted this position, he was awarded a cash sign-on bonus of $100,000 and an award of options to purchase 15,000 shares of Woodward Common Stock. He will also receive an additional annual bonus in the form of a Company contribution into the Executive Benefit Plan (non-qualified deferred compensation plan) of $75,000 on December 31, 2005 through December 31, 2009. In addition, Mr. Weber will receive a guaranteed minimum bonus equivalent to target level of performance ($165,022) under the currently effective Management Incentive Plan for fiscal year 2006.

Executive Compensation (continued)

Transitional Compensation Agreements
Woodward has transitional compensation agreements with Messrs. Halbrook, Gendron, and Weber that become operative only upon a change in control or other specified event. For purposes of these agreements, a change in control occurs if:

•	any person, entity, or group (with certain exceptions) becomes the beneficial owner of 15 percent or more of the outstanding shares of Woodward Common Stock; or

•	there is a change in a majority of the Board during any two-year period other than by election or nomination by a vote of two-thirds of the Board members as of the beginning of the period; or Woodward’s shareholders approve a merger, consolidation, sale of assets, or share exchange resulting in Woodward’s shareholders owning less than 51 percent of the combined voting power of the surviving corporation following the transaction; or

•	Woodward’s shareholders approve a liquidation or dissolution.
Following a change in control, Woodward will continue to employ the executive for a minimum period of two years in substantially the same position, for substantially the same compensation and benefits. If the executive’s employment is terminated by Woodward (other than for cause or due to death or disability), or the executive terminates with good reason (as defined in the agreement), he or she receives an amount (payable in a lump sum) equal to 300 percent of each of (1) the executive’s annual base salary, (2) highest annual bonus in the last three years, (3) highest long-term incentive compensation bonus in the last three years, and (4) the sum of the Retirement Savings Plan and Executive Benefit Plan annual contributions made or credited for the benefit of the executive. Member benefits shall be continued at Woodward’s expense for a period of three years after the date of termination. Outplacement services will be provided at Woodward’s expense as well as tax preparation services for the executive’s taxable year in which the termination occurred.
If the benefits and amount payable to the executives are subject to federal excise tax, the executive officers will also be entitled to receive an additional payment so they will receive (on a net basis) the same amount they would have received absent the applicability of the excise tax.
Stock Options

The following table shows stock options granted during fiscal 2005 under the Woodward Governor Company 2002 Stock Option Plan to the individuals named in the Summary Compensation table:
Option Grants in Last Fiscal Year

					Potential Realizable Value
					at Assumed Annual Rates of
		% of Total			Stock Price Appreciation for
	Number of	Options Granted			Option Term (3)
	Securities Underlying	to Employees in	Exercise	Expiration
Name	Options Granted (1)	Fiscal Year	Price (2)	Date	5% ($)	10% ($)

John A. Halbrook	8,000	6.0%	$71.45	11/24/2014	$359,476	$910,983

Thomas A. Gendron	20,000	15.0%	71.45	11/24/2014	898,690	2,277,458

Stephen P. Carter	3,000	2.0%	71.45	11/24/2014	134,804	341,619

Robert F. Weber, Jr.	15,000	11.0%	84.82	08/23/2015	800,143	2,027,719

(1)	Consists of non-qualified options issued for a ten-year term.

(2)	Closing price of Common Stock as reported on Nasdaq as of the date of grant.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term.

Stock Options (continued)

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
The following table provides information on option exercises in 2005 by the individuals named in the Summary Compensation table and the value of their unexercised options at September 30, 2005.

			Number of Securities	Value of Unexercised
	Shares		Underlying Unexercised	In-the-Money Options
	Acquired on	Value	Options at Fiscal Year-End (#)	at Fiscal Year-End ($)
Name	Exercise (#)	Realized ($)	Exercisable / Unexercisable	Exercisable / Unexercisable

John A. Halbrook	0	0	346,075 / 54,000	$18,432,320 / $1,837,280

Thomas A. Gendron	0	0	58,662 / 53,000	2,696,518 / 1,520,890

Stephen P. Carter	0	0	108,710 / 21,500	5,817,179 / 739,280

Robert F. Weber, Jr.	0	0	0 / 15,000	0 / 3,450

Equity Compensation Plan Information (as of September 30, 2005)

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued upon	Weighted-Average	Future Issuance under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities reflected
Plan Category	Warrants, and Rights	Warrants, and Rights	in the first column)

Equity compensation plans approved by security holders (1)	999,623	$41.88	644,393

Equity compensation plans not approved by security holders	0	0	0

Total	999,623	$41.88	644,393

(1)	Consists of the 2002 Stock Option Plan
Long-Term Management Incentive Compensation Plan Awards

See “Compensation Committee Report on Executive Compensation” for a description of the Long-Term Management Incentive Compensation Plan (LTMIC). The following table shows, for the named executive officers, the calculated future payouts, if any, under the LTMIC for the three-year performance cycle that began in fiscal year 2005. Threshold amounts are the minimum amounts payable under the LTMIC provided that the minimum level of performance is achieved with respect to the pre-established performance objectives, measured in terms of the Company’s cumulative earnings per share and return on average invested assets for the cycle. If such performance is not achieved, amounts will be zero.
Long-Term Incentive Plan Awards in Last Fiscal Year

			Estimated Future Payouts Under
	Number of	Performance or	Non-Stock Price-Based Plans
	Shares, Units,	Other Period Until
Name	or Other Rights	Maturation or Payout	Threshold	Target	Maximum

John A. Halbrook	—	3 years	$136,273	$272,545	$545,090

Thomas A. Gendron	—	3 years	60,008	120,016	240,032

Stephen P. Carter	—	3 years	50,648	101,296	202,592

Amounts shown in this table were calculated using the salaries for the named executive officers in the LTMIC as of the beginning of the performance period October 1, 2004 through September 30, 2007.

Audit Committee Report to Shareholders

Audit Committee Report
We recommended to the Board of Directors that the consolidated balance sheets of the Company at September 30, 2005 and 2004, and the related statements of consolidated earnings, shareholders’ equity and cash flows of the Company for each of the three years ended September 30, 2005, be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended September 30, 2005. Our recommendation was based on our review and discussion of the audited financial statements with management, and our discussions with PricewaterhouseCoopers LLP, the independent registered public accounting firm who audited the financial statements.
We discussed with PricewaterhouseCoopers LLP the matters required to be discussed under Statement of Auditing Standards No. 61. We also discussed with PricewaterhouseCoopers LLP their independence, received from them the written disclosures and the letter required by Independence Standards Board Standard No. 1, and considered whether the provision of services other than audit services (the fees for which are disclosed in the table that follows) is compatible with maintaining their independence.

Audit Committee:	Paul Donovan, chairman	John D. Cohn
	Larry E. Rittenberg	James R. Rulseh
Michael T. Yonker
Audit Committee’s Policy on Pre-Approval of Services Provided by
Independent Registered Public Accounting Firm
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. As a result, the Audit Committee has established a policy regarding pre-approval of all services provided by the independent registered public accounting firm. Under the established policy, all audit services and related fees require the specific approval of the Audit Committee. For audit-related services, tax services, and all other services, the Audit Committee has determined specific services and dollar thresholds under which such services would be considered pre-approved. To the extent that management requests services other than these pre-approved services, or beyond the dollar thresholds, the Audit Committee must specifically approve the services. Furthermore, under the established policy, the independent registered public accounting firm is prohibited from performing the non-audit services identified by the SEC as prohibited. Also, the policy requires management to prepare reports for the Audit Committee on a periodic basis on the Company’s use of the independent registered public accounting firm.
Fees Paid to PricewaterhouseCoopers LLP
The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s consolidated financial statements as of and for the years ended September 30, 2005, and September 30, 2004, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods.

Year ended September 30	2005	2004

Audit Fees	$1,242,500	$599,032
Audit-Related Fees (1)	0	95,638
Tax Fees	264,222	220,407
All Other Fees (2)	678	74,462

Total	$1,507,400	$989,539

(1)	Audit-Related Fees consist of assurance and related services that are reasonably related to the performance of the audit of the financial statements. This category includes fees for pension and benefit plan audits, consultations concerning accounting and financial reporting standards, assistance with statutory financial reporting, consultation on general internal control matters or Sarbanes-Oxley assistance, due diligence related to mergers and acquisitions, and other auditing procedures and issuance of special purpose reports.

(2)	All Other Fees consist primarily of internal investigations, training, and actuarial reports and calculations (that had approved contracts in place prior to May 6, 2003 and were performed prior to May 6, 2004). In fiscal 2004, approximately 29% of All Other Fees were approved by the Audit Committee under the de minimis exception to the pre-approval requirements.

PROPOSAL 2 —	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected the accounting firm of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2006. A proposal to ratify the appointment of PricewaterhouseCoopers LLP for the current year will be presented at the Annual Meeting. A representative from the firm is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and be available to answer appropriate questions. PricewaterhouseCoopers LLP served as Woodward’s independent registered public accounting firm for the year ended September 30, 2005.
The decision of the Audit Committee to appoint PricewaterhouseCoopers LLP was based on careful consideration of the firm’s qualifications as an independent registered public accounting firm.
Your Board of Directors recommends a vote “FOR” the Ratification of the Appointment of Independent Registered Public Accounting Firm presented in Proposal 2.

PROPOSAL 3 —	APPROVAL OF THE WOODWARD GOVERNOR COMPANY 2006 OMNIBUS INCENTIVE PLAN
The Woodward Governor Company 2006 Omnibus Incentive Plan (the “Plan”) has been established to replace the Woodward Governor Company 2002 Stock Option Plan (“2002 Plan”), which will expire on December 31, 2006, and the Woodward Long-Term Management Incentive Compensation Plan (collectively with the 2002 Plan, the “Prior Plans”).
The proposed Plan is intended to develop worker members’ sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage certain key management worker members and members of the Company’s Board of Directors to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. In order to build a stable and experienced management team, the Company seeks to maintain and strengthen these individuals’ desire to remain with the Company as well as to attract able individuals to become employees or serve as directors. As with the Prior Plans, the ultimate goal of the Plan is to encourage those individuals who are and will be responsible for the Company’s future growth and continued success to have a greater personal financial investment in the Company through ownership of its Common Stock.
This Plan retains many of the features of the Prior Plans plus provides new features that will allow greater flexibility, such as performance shares, performance units, stock appreciation rights, restricted stock and restricted stock unit awards. As with the Prior Plans, all awards can only be made pursuant to the authority of the Board.
Key features of the Plan are described below, but are qualified in their entirety by reference to the full text of the Plan attached as Exhibit C to this proxy statement:

•	The maximum number of shares available under the Plan totals 1,235,000 shares (subject to adjustment upon the occurrence of various corporate events as described in the 2006 Plan), which shall consist of 522,593 shares rolled over from the 2002 Plan and new shares or treasury shares. Also available will be any of the shares already subject to awards granted and outstanding under the Prior Plans but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of shares;

•	Up to 370,500 shares of the Plan’s share authorization (e.g., 30% of the share authorization) may be issued pursuant to Full Value Awards (awards other than stock options or stock appreciation rights that are settled by the issuance of shares) without regard to the nature or extent of the applicable restrictions;

•	If the Plan is approved by the shareholders, no additional awards will be made after the Effective Date under any of the Prior Plans, though awards previously granted under the Prior Plans will remain outstanding in accordance with their terms;

•	Awards may include stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, covered employee annual incentive awards, cash-based awards, and other stock-based awards;

•	The exercise price of options and the grant price of stock appreciation rights must be at least equal to 100% of the Fair Market Value of the shares as determined on the date of the grant;

•	The maximum term of options and stock appreciation rights is 10 years;

•	The Plan does not allow reloads, repricing, stock options issued at a discount to fair market value, or nonqualified stock options, or stock appreciation rights to be transferred by a participant for consideration.

Proposal 3 (continued)

•	Annual award limits set forth in the Plan are as follows:

Award(s)	Annual Limit

Stock Options	100,000 shares, but the Committee may grant Stock Options covering up to 500,000 shares to the Chief Executive Officer during the 12 month period following such individual’s date of hire

SARs	100,000 shares

Restricted Stock or Restricted Stock Units	100,000 shares

Performance Units or Performance Share	Value of 100,000 shares or 100,000 shares

Covered Employee Annual Incentive Award	No single Covered Employee may receive more than 50% of an incentive pool, and the sum of all Covered Employees’ incentive pool percentages cannot exceed 100% of the incentive pool. The incentive pool for each year is equal to the greater of: (1) 3% of Consolidated Operating Earnings, (2) 2% of Operating Cash Flow, or (3) 5% of Net Income. The Committee cannot adjust these awards upward, but retains the discretion to adjust the awards downward.

Cash-Based Awards	Value of $3 million or 100,000 shares

Other Stock-Based Awards	100,000 shares

•	The performance goals upon which the payment or vesting of an Award that is intended to qualify as Performance-Based Compensation is limited to certain Performance Measures as described below and in the Plan:

•	Net earnings or net income (before or after income taxes) and/or cumulative effect of accounting changes;

•	Earnings per share before or after cumulative effect of accounting changes;

•	Net sales or revenue growth;

•	Net operating profit;

•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue);

•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	Earnings before or after taxes, interest, depreciation, and/or amortization;

•	Gross or operating margins;

•	Productivity ratios;

•	Share price (including, but not limited to, growth measures and total shareholder return);

•	Expense targets;

•	Margins;

•	Operating efficiency;

•	Market share;

•	Customer satisfaction;

•	Working capital targets; and

•	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).
Administration
The Plan will be administered by the Compensation Committee (the “Committee”) of the Board. The Committee shall have full and exclusive discretionary authority, subject to the provisions of the Plan, to establish rules and regulations necessary for the proper administration of the Plan. All actions taken and all interpretations and determinations made by the Committee shall be final and binding.

Proposal 3 (continued)

Eligibility
Employees and Directors who are not also worker members of the Company who are selected by the Committee are eligible to participate in the Plan.
Federal Income Tax Consequences
The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local, or non-U.S. taxes.
Incentive Stock Options
An employee generally realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the employee. With some exceptions, a disposition of shares purchased under an ISO within two (2) years from the date of grant or within one (1) year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. The same amount is deductible by the Company as compensation, provided that the Company reports the income to the employee. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the employee exercises an ISO and satisfies the holding period requirements, the Company may not deduct any amount in connection with the ISO.
In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of one hundred thousand dollars ($100,000).
Non-Qualified Stock Options
An optionee generally has no taxable income at the time of grant of an NQSO but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. For employee optionees, the same amount is deductible by the Company as compensation, provided that the Company reports the income to the employee. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.
Other Information
Upon approval of the Company’s shareholders, the Plan will be effective on January 25, 2006, and will terminate on January 25, 2016, unless terminated earlier by the Board of Directors. The Board may amend the Plan as it deems advisable, except that it may not amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with any requirement of applicable law or regulation. Employees who will participate in the Plan in the future and the amounts of their allotments are to be determined by the Committee subject to any restrictions outlined in the Plan. No such determinations have yet been made and it is not possible to state the terms of any individual options that may be issued under the Plan or the names or positions of or respective amounts of the allotment to any individuals who may participate.
The Board believes it is in the best long-term interests of both shareholders and worker members of the Company to maintain a progressive stock-based incentive program in order to attract and retain the services of outstanding personnel and to encourage such personnel to have a greater financial investment in the Company. Although the success of the Company over the past ten years cannot be attributed solely to the adoption of the Prior Plans, the Board firmly believes they contributed to the Company’s success.
Your Board of Directors recommends a vote “FOR” the Approval of the Woodward Governor Company 2006 Omnibus Incentive Plan presented in Proposal 3.

PROPOSAL 4 —	AMENDMENT OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 AS WELL AS TO EFFECT A THREE-FOR-ONE STOCK SPLIT OF THE COMMON STOCK
The Board of Directors recommends approval of an amendment to Article Fourth of the Company’s Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, and to effect a three-for-one stock split by reclassifying and changing each share of the Company’s Common Stock outstanding or held in the treasury of the Company on the effective date of the amendment into three shares of Common Stock.

Proposal 4 (continued)

If the proposal is adopted by the shareholders, it is currently expected that the amendment and stock split will become effective as of the close of business on February 1, 2006, and on or about February 14, 2006, there will be mailed to each shareholder of record as of the close of business on February 1, 2006, two additional shares of Common Stock for each share held. All new certificates issued will have a par value of $0.00291 per share. Each certificate currently outstanding with a par value of $0.00875 per share shall thereafter be deemed to represent the same number of shares with a par value of $0.00291 each. It will not be necessary for shareholders to surrender outstanding stock certificates.
The Company is advised by counsel that the change in par value and the receipt of additional shares to be distributed pursuant to the split will not be subject to federal income tax under existing laws. The split will require an allocation of the tax basis of each share among the three shares held as a result of the split, and the holding period for the new shares will include the holding period of the share with respect to which it was issued.
The purpose of the proposed stock split is to lower the per share market price of the Company’s outstanding Common Stock. As of November 28, 2005, 12,160,000 shares of Common Stock, $0.00875 par value, were issued, of which 11,442,871 shares were outstanding and 717,129 shares were held by the Company as treasury shares. Assuming the increase in the number of authorized shares of Common Stock and the stock split were effective on such date, 34,328,613 shares would be outstanding, 2,151,387 shares would be held by the Company as treasury shares and 63,520,000 shares would be authorized and available for issuance by the Company.
Your Board of Directors recommends a vote “FOR” the Proposal to Amend Article Fourth of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 as well as to effect a three-for-one stock split of the Common Stock.
An affirmative vote of the holders of two-thirds of the outstanding Common Stock is necessary for the adoption of the proposed amendment.
Shareholder Proposals

If you want to submit a proposal for possible inclusion in our proxy statement for the 2006 Annual Meeting of Shareholders, you must ensure your proposal is received by us on or before August 15, 2006.
If you intend to present a proposal to shareholders, but do not want it included in the proxy statement, management’s proxies for that meeting will be entitled to exercise their discretionary authority on that proposal, unless we receive notice of your proposal no later than October 28, 2006. Even if we receive proper notice before October 28, 2006, the proxies may still exercise their discretionary authority on the proposal by telling shareholders about the proposal and how they intend to vote on it, unless you solicit proxies for the proposal as required by Rule 14a-4(c)(2) under the Exchange Act.
Other Matters

Woodward is soliciting this proxy on behalf of its Board of Directors. This solicitation is being made by mail, but also may be made by telephone or in person. The Company has employed Morrow & Company to solicit proxies for the annual meeting from brokers, bank nominees, other institutional holders, and certain individual shareholders. The Company has agreed to pay $6,500, plus the out-of-pocket expenses of Morrow & Company, for these services. The Company will also pay the regular charge of brokers and other nominees who hold shares of record for forwarding proxy material to the beneficial owners of such shares.

Other Matters (continued)

We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.
By Order of the Board of Directors
WOODWARD GOVERNOR COMPANY
Carol J. Manning
Corporate Secretary
December 13, 2005

Exhibit A
Section 2.8 of the Bylaws Requiring Written Notice

SECTION 2.8. NOMINATIONS FOR DIRECTOR. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations other than those made by the Board of Directors shall be made by notice in writing, delivered or mailed by registered or certified United States mail, return receipt requested, postage prepaid, to the Secretary of the Corporation, not less than 20 days nor more than 50 days prior to any meeting of stockholders called for the election of directors; provided, however, if less than 21 days’ notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, not later than the close of business on the seventh day following the day on which the notice of meeting was mailed to the stockholders. Each such written notice shall contain the following information:

(a)	The name and residence address of the stockholder making the nomination;

(b)	Such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and

(c)	The signed consent of each nominee to serve as a member of the Board of Directors if elected, and the signed agreement of each nominee that if elected he or she will be guided by the philosophy and concepts of human and industrial association of the Corporation as expressed in its Constitution in connection with the nominee’s service as a member of the Board of Directors.
Unless otherwise determined by the Chairman of the Board of Directors or by a majority of the directors then in office, any nomination which is not made in accordance with the foregoing procedure shall be defective, and any votes which may be cast for the defective nominee shall be disregarded.

Exhibit B
Charter of the Audit Committee of the Board of Directors of
Woodward Governor Company

Purpose
The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community. The audit committee’s function is to oversee the Company’s accounting and financial reporting processes, including the quality of internal controls over those processes and audits of the company’s financial statements and internal control reports. The committee maintains free and open communication among the directors, the independent auditors, the internal audit activity, and the financial management of the Company.
Responsibilities
The committee oversees and monitors management, internal audit and the independent auditors’ participation in the financial reporting and control process. In this role, the committee is responsible for the following:

1.	Appointment, retention and oversight of the work of any accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The accounting firm is engaged by the audit committee and reports directly to the committee.

2.	Review and discuss with management and the lead internal auditor the internal audit plan and budget, including the audit/risk assessment and the results of audit activities. Review and approve changes in the appointment of the internal audit leader. Periodically assess the quality of the internal audit activity.

3.	Review and discuss with management the audited financial statements.

4.	Discuss with the independent auditors any matters required to be discussed under current auditing standards, including Statement of Auditing Standards No. 61, and other matters as may become required by regulatory agencies.

5.	Obtain from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1; discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors; and take appropriate actions with respect to the independence of the auditors.

6.	Recommend to the Board of Directors, based on reviews and discussions referred to in items 3-5, that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

7.	Review with management and the independent auditors the Company’s quarterly financial statements prior to filing of its Form 10-Q and earnings releases.

8.	Review major changes to the Company’s auditing and accounting principles and practices.

9.	Discuss with the external auditor, their opinion on the acceptability and appropriateness of material accounting principles and practices implemented by the company.

10.	Review management’s internal control report prior to its inclusion in the Company’s annual report, which addresses the effectiveness of the Company’s internal controls and procedures for purposes of financial reporting. Review and discuss with the external auditor, the internal auditor, and management all identified significant or material deficiencies in internal control over financial reporting.

11.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Pre-approve all audit, review or attest engagements and permissible non-audit services to be provided to the Company by the independent auditors, and approve the fees of the independent auditors for such services; provided, however, that in no event shall the committee have the authority to pre-approve any non-audit services which may not be performed by the independent auditors under applicable law.

13.	Review the findings, comments and recommendations of the independent auditors.

14.	Provide a report in the Company’s proxy statement as required by the Securities and Exchange Commission.
The committee has the authority to establish pre-approval policies and procedures with respect to audit, review and attest engagements and permissible non-audit services. The committee also has the authority to delegate to one or more members of the committee the authority to grant pre-approvals of any audit, review or attest engagements and permissible non-audit services to be performed by the independent auditors. Any member to whom such pre-approval authority is delegated shall advise the committee at its next scheduled meeting of any such pre-approvals by such member.
The committee has the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The committee has the authority to determine, on behalf of the Company, (i) the compensation payable to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation payable to any advisers employed by the committee; and (iii) the ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.
Membership
The committee is to consist of three or more members of the Board of Directors, one of whom is to be elected chairperson. Each member of the committee is to be an “independent” director as defined under applicable federal securities laws and the rules of The NASDAQ Stock Market. Each member must be able to read and understand fundamental financial statements, including a balance sheet, statement of earnings and statement of cash flows. At least one member of the committee must have past employment experience in finance or accounting or comparable experience or background that results in the individual’s financial sophistication and be designated as an “audit committee financial expert” as required by applicable federal securities laws. No member of the committee may serve simultaneously on the audit committees of more than two other public companies, unless the Board of Directors determines that such simultaneous service would not impair the member’s ability to serve effectively on the Audit Committee.
Meetings
The committee is to meet four or more times each fiscal year. The chairman will determine meeting agendas and will involve or exclude management and independent auditors as considered appropriate to fulfill the committee’s responsibilities. Minutes of each meeting are to be prepared and approved at a subsequent meeting. Minutes are to be distributed to committee members and the Chairman of the Board of Directors, and are to be made available to all Board members.
The committee is responsible for the duties set forth in this charter but is not responsible for either preparation of the financial statements or auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent auditors have the responsibility for auditing the financial statements. The review of the financial statements by the committee is not of the same quality as the audit performed by the independent auditors.
*    *    *
The adequacy of this Charter is to be reviewed and reassessed by the committee annually and will be included in the proxy statement at least every three years.
As Amended and Restated November 14, 2005

Exhibit C
Woodward Governor Company 2006 Omnibus Incentive Plan

Effective January 25, 2006

Woodward Governor Company
2006 Omnibus Incentive Plan
Article 1. Establishment, Purpose, and Duration
      1.1 Establishment. Woodward Governor Company, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Woodward Governor Company 2006 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
     This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, and Other Stock-Based Awards.
     This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
     1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby certain key management worker members and members of the Company’s Board of Directors who are not also worker members of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.
     1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.
Article 2. Definitions
      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
     2.1 “Affiliate” means any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.
     2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
     2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.
     2.4 “Award Agreement” means either (i) an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
     2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
     2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.
     2.7 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.
     2.8 “Change in Control” shall be deemed to have occurred if:

(a)	any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) (excluding for this purpose the Company or any subsidiary of the Company, or any person who owns more than fifty percent (50%) of the voting power of the Company’s securities as of the effective date of the Plan, or any employee benefit plan of the Company or any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of such plan which acquires beneficial ownership of voting securities of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; provided, however, that no Change in Control shall be deemed to have occurred:

(i)	as the result of an acquisition of securities of the Company by the Company which, by reducing the number of voting securities outstanding, increases the direct or indirect beneficial ownership interest of any person to more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, but any subsequent increase in the direct or indirect beneficial ownership interest of such a person in the Company shall be deemed a Change in Control; or

(ii)	as a result of the acquisition directly from the Company of securities of the Company representing less than fifty percent (50%) of the voting power of the Company; or

(iii)	if the Board determines in good faith that a person who has become the beneficial owner directly or indirectly of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities has inadvertently reached that level of ownership interest, and if such person divests as promptly as practicable a sufficient amount of securities of the Company so that the person no longer has a direct or indirect beneficial ownership interest in fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(b)	during any year (not including any period prior to the original effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director or directors (except for any director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a) above or paragraph (c) below) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board (such individuals and any such new directors being referred to as the “Incumbent Board”); or

(c)	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

(d)	consummation of:

(i)	the sale or disposition of the Company of all or substantially all of the Company’s assets,

(ii)	the merger or consolidation of the Company with any other corporation, or

(iii)	a similar transaction or series of transactions involving the Company (any transaction described in subparagraphs (i) and (ii) of this paragraph (d) being referred to as a “Business Combination”), in each case unless after such a Business Combination:

(a)	the shareholders of the Company immediately prior to the Business Combination continue to own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the new (or continued) entity (including, but not by way of limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s former assets either directly or through one or more subsidiaries) immediately after such Business Combination, in substantially the same proportion as their ownership in the Company immediately prior to such Business Combination, and

(b)	at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.
     2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations currently in effect.
     2.10 “Committee” means the Compensation Committee of the Board, a subcommittee thereof, or any successor committee thereto as determined by the Board. The Committee shall consist of not less than two members of the Board, each of whom shall qualify as a “nonemployee director” within the meaning of Rule 16b-3, as amended or other applicable rules under Section 16(b) of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code.
     2.11 “Company” means Woodward Governor Company, a Delaware corporation, and any successor thereto as provided in Article 21 herein.
     2.12 “Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.
     2.13 “Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) before twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.
     2.14 “Covered Employee Annual Incentive Award” means an Award granted to a Covered Employee as described in Article 13.

     2.15 “Director” means any individual who is a member of the Board of Directors of the Company.
     2.16 “Effective Date” has the meaning set forth in Section 1.1.
     2.17 “Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.
     2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
     2.19 “Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.
     2.20 “Fair Market Value” or “FMV” of a share of Common Stock, as of any date, means the price quoted on The Nasdaq Stock Market, or any other primary exchange on which the Common Stock is traded on such date, at the close of the business on such date.
     2.21 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.
     2.22 “Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.
     2.23 “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.
     2.24 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.
     2.25 “Insider” means an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
     2.26 “Net Income” means the consolidated net income before taxes for this Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.
     2.27 “Nonemployee Director” means a Director who is not an Employee of the Company.
     2.28 “Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.
     2.29 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
     2.30 “Operating Cash Flow” means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.
     2.31 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.
     2.32 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
     2.33 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
     2.34 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.
     2.35 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.
     2.36 “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.
     2.37 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

     2.38 “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
     2.39 “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.
     2.40 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.
     2.41 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
     2.42 “Plan” means the Woodward Governor Company 2006 Omnibus Incentive Plan.
     2.43 “Plan Year” means the Company’s fiscal year which begins October 1 and ends September 30.
     2.44 “Prior Plans” means the Woodward Governor Company 2002 Stock Option Plan and the Woodward Long-Term Management Incentive Compensation Plan.
     2.45 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8.
     2.46 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.
     2.47 “Share” means a share of common stock of the Company.
     2.48 “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.
     2.49 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
Article 3. Administration
      3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.
     3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary authority to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any ambiguous provision of the Plan or any Award Agreement, and, subject to Article 19, adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.
     3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.
Article 4. Shares Subject to this Plan and Maximum Awards
      4.1 Number of Shares Available for Awards.

(a)	Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan on or after the Effective Date shall be one million two hundred thirty-five thousand (1,235,000) Shares (the “Share Authorization”), which shall consist of (i) a number of shares not previously authorized for issuance under any plan, plus (ii) the number of shares remaining available for issuance under the Prior Plans but not subject to outstanding awards as of the Effective Date, plus (iii) the number of shares subject to awards outstanding under the Prior Plans as of the Effective Date, but only to the extent that such outstanding awards are forfeited, expire, or otherwise terminate without the issuance of such Shares.

(b)	No more than three hundred seventy thousand five hundred (370,500) Shares of the Share Authorization may be granted as Full Value Awards.

(c)	The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be one million two hundred thirty-five thousand (1,235,000) Shares.
     4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued; however, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.
     4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be one hundred thousand (100,000). Notwithstanding this limitation the Committee may grant Stock Options covering up to five hundred thousand (500,000) Shares to the Chief Executive Officer during the twelve (12) month period following such individual’s date of hire.

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be one hundred thousand (100,000).

(c)	Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred thousand (100,000).

(d)	Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be one hundred thousand (100,000) Shares, or equal to the value of one hundred thousand (100,000) Shares determined as of the date of vesting or payout, as applicable.

(e)	Covered Employee Annual Incentive Award: The maximum aggregate amount awarded or credited in any one Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 13.

(f)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of three million dollars ($3,000,000) or one hundred thousand (100,000) Shares determined as of the date of vesting or payout, as applicable.

(g)	Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred thousand (100,000).
     4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
     The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or relate to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
     Subject to the provisions of Article 19 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with paragraph 53 of FASB Interpretation No. 44), subject to compliance with the rules under Code Sections 422 and 424, as and where applicable.

Article 5. Eligibility and Participation
      5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors who are not also worker members of the Company.
     5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.
Article 6. Stock Options
      6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion and in accordance with Article 4.3; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s controlled group of corporations as determined within the meaning of Code Section 414(b) or 414(c).
     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.
     6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.
     6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
     6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
     6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.
     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
     6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

     6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
Article 7. Stock Appreciation Rights
      7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A, may only be granted SARs to the extent the Affiliate and/or Subsidiary is part of the Company’s controlled group of corporations as determined within the meaning of Code Section 414(b) or 414(c).
     Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
     The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.
     7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
     7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
     7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
     7.5 Settlement of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.
     At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
     7.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
     7.7 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.
Article 8. Restricted Stock and Restricted Stock Units
     8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
     8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
     8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such

Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
     8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:
     The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Woodward Governor Company 2006 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Woodward Governor Company.
     8.5 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
     8.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
     8.7 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
Article 9. Performance Units/Performance Shares
      9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
     9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/ Performance Shares that will be paid out to the Participant.
     9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Performance Shares shall be entitled to receive payout on the value and number of Performance Units/ Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
     9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/ Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/ Performance Shares at the close of the applicable Performance Period, or as soon as practicable within 2 1/2 months after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
     9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards
      10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
     10.2 Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
     10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
     10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.
     10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
Article 11. Transferability of Awards
      11.1 Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.
     11.2 Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).
Article 12. Performance Measures
      12.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after income taxes) and/or cumulative effect of accounting changes;

(b)	Earnings per share before or after cumulative effect of accounting changes;

(c)	Net sales or revenue growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction;

(p)	Working capital targets; and

(q)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).
     Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.
     12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
     12.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
     12.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.
Article 13. Covered Employee Annual Incentive Award
      13.1 Establishment of Incentive Pool. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to the greater of: (i) three percent (3%) of the Company’s Consolidated Operating Earnings for this Plan Year, (ii) two percent (2%) of the Company’s Operating Cash Flow for this Plan Year, or (iii) five percent (5%) of the Company’s Net Income for this Plan Year. The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one Covered Employee exceed fifty percent (50%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.
     13.2 Determination of Covered Employees’ Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of this Plan Year. Each Covered Employee’s incentive award then shall be determined by the Committee based on the Covered Employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee’s allocated portion. The Committee shall retain the discretion to adjust such Awards downward.
Article 14. Nonemployee Director Awards
      The Nominating and Governance Committee of the Board shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.
Article 15. Dividend Equivalents
      Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.
Article 16. Beneficiary Designation
      Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid or exercised by the Participant’s executor, administrator, or legal representative.
Article 17. Rights of Participants
      17.1 Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.
     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 19, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
     17.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
     17.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.
Article 18. Change of Control
      18.1 Change of Control of the Company. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 18 shall apply in the event of a Change of Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Agreement.
     Upon a Change of Control, except to the extent that another Award meeting the requirements of Section 18.2 (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”), all then-outstanding Stock Options and Stock Appreciation Rights shall immediately become fully vested and exercisable, and all other then-outstanding Awards whose exercisability depends merely on the satisfaction of a service obligation by a Participant to the Company, Subsidiary, or Affiliate shall vest in full and be free of restrictions related to the vesting of such Awards. The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Agreement.
     Except to the extent that a Replacement Award is provided to the Participant, the Committee may, in its sole discretion, (i) determine that any or all outstanding Awards granted under the Plan, whether or not exercisable, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Award may receive for each Share of Common Stock subject to such Awards a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the difference, if any, between the consideration received by shareholders of the Company in respect of a Share of Common Stock in connection with such transaction and the purchase price per share, if any, under the Award multiplied by the number of Shares of Common Stock subject to such Award; provided that if such product is zero or less or to the extent that the Award is not then exercisable, the Awards will be canceled and terminated without payment therefore or (ii) provide that the period to exercise Options or Stock Appreciation Rights granted under the Plan shall be extended (but not beyond the expiration of such Option or Stock Appreciation Right).
     18.2 Replacement Awards. An Award shall meet the conditions of this Section 18.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award as determined by the Committee in its sole discretion; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 18.2 are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.
     18.3 Termination of Employment. Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of two (2) years after such Change of Control, other than for Cause, (i) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all Stock Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change of Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Stock Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

Article 19. Amendment, Modification, Suspension, and Termination
      19.1 Amendment, Modification, Suspension, and Termination. Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange.
     19.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.
     19.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 19.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.
     19.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.
Article 20. Withholding
      20.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
     20.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
Article 21. Successors
      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 22. General Provisions
      22.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

     22.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
     22.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
     22.4 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
     22.5 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
     22.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
     22.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     22.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.
     22.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees and/or Directors outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.
     22.10 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
     22.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
     22.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     22.13 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
     22.14 Deferred Compensation. No deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.
     22.15 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
     22.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
     22.17 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.
     22.18 Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Participant in connection with or resulting from any claim, action, suit, or proceeding to which the Participant may be a party or in which the Participant may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by the Participant in settlement thereof, with the Company’s approval, or paid by the Participant in satisfaction of any judgement in any such action, suit, or proceeding against the Participant, provided the Participant shall give the Company an opportunity, at its own expense, to handle and defend the same before the Participant undertakes to handle and defend it on the Participant’s own behalf, unless such loss, cost, liability, or expense is a result of the Participant’s own willful misconduct or except as expressly provided by statute.
     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Exhibit D

Proposed Amendment to Article Fourth of the Certificate of Incorporation
to Increase the Authorized Shares of Common Stock to 100,000,000
and to Effect a Three-for-One Stock Split of the Common Stock

       RESOLVED, that it is hereby declared advisable by the Board of Directors of Woodward Governor Company, a Delaware corporation (the “Corporation”), that Article FOURTH of the Certificate of Incorporation of the Corporation be amended to read as follows:

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 110,000,000, of which 100,000,000 shares shall be Common Stock with a par value of $0.00291 per share, and 10,000,000 shares shall be Preferred Stock with a par value of $0.003 per share.

“The Preferred Stock may be issued from time to time in one or more series, with each such series to consist of such number of shares and to have such voting powers (whether less than, equal to or greater than one vote per share), or limited voting powers or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors, and the Board of Directors is expressly vested with authority to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock without a vote of the holders of the shares of Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the resolution or resolutions of the Board of Directors providing for the issue of the series of Preferred Stock.”
     RESOLVED FURTHER, that upon this amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the provisions of the General Corporation Law of the State of Delaware,

(a) The total number of shares of Common Stock which the Corporation is authorized to issue shall be changed from 50,000,000 shares of Common Stock with a par value of $0.00875 per share to 100,000,000 shares of Common Stock with a par value of $0.00291 per share;

(b) Each issued share of Common Stock of the Corporation with a par value of $0.00875 per share (including shares held in the treasury of the Corporation) shall be changed into three issued shares of Common Stock of the Corporation with a par value of $0.00291 per share authorized by this amendment;

(c) Each certificate representing issued shares of Common Stock of the Corporation with a par value of $0.00875 per share shall be deemed to represent the same number of shares of Common Stock of the Corporation with a par value of $0.00291 per share authorized by this amendment; and

(d) Each holder of record of a certificate representing shares of Common Stock of the Corporation with a par value of $0.00875 per share shall be entitled to receive as soon as practicable without surrender of such certificate a certificate representing two additional shares of Common Stock of the Corporation of the par value of $0.00291 per share authorized by this amendment for each share of Common Stock represented by the certificate of such holder immediately prior to this amendment becoming effective.

PROXY	PROXY
WOODWARD GOVERNOR COMPANY
Proxy for Annual Meeting of the Shareholders — January 25, 2006
Solicited by the Board of Directors
The undersigned hereby appoints Paul Donovan, John A. Halbrook and Michael T. Yonker, as the undersigned’s proxy, with full power of substitution, to represent and to vote, as designated on the reverse side, all the undersigned’s common stock in the Woodward Governor Company at the Annual Meeting of Shareholders to be held on Wednesday, January 25, 2006, and at any adjournment thereof, with the same authority as if the undersigned were personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED SHAREHOLDERS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE “FOR” VOTED ALL PROPOSALS.

☒ PLEASE MARK VOTES
AS IN THIS EXAMPLE
1.	ELECTION OF DIRECTORS ☐ FOR ☐ WITHHOLD ☐ FOR ALL EXCEPT
01	Paul Donovan

02	Thomas A. Gendron

03	John A. Halbrook
INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and strike a line through the nominee’s name in the list provided above. Your shares will be voted for the remaining nominees.

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2006

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	PROPOSAL TO ADOPT THE WOODWARD GOVERNOR COMPANY 2006 OMNIBUS INCENTIVE PLAN TO REPLACE THE WOODWARD GOVERNOR COMPANY 2002 STOCK OPTION PLAN WHICH WILL EXPIRE IN 2006 AND THE WOODWARD LONG-TERM MANAGEMENT INCENTIVE COMPENSATION PLAN

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	PROPOSAL TO AMEND ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 AS WELL AS TO EFFECT A THREE-FOR-ONE STOCK SPLIT OF THE COMMON STOCK

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
A majority of said attorneys or proxies who are present at the meeting shall have, and may exercise, all of the powers of all said attorneys or proxies hereunder.

Date:

Signature

Signature (if held jointly)
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

* FOLD AND DETACH HERE *
VOTE BY TELEPHONE OR INTERNET
QUICK***EASY***IMMEDIATE
ANNUAL MEETING OF SHAREHOLDERS OF
WOODWARD GOVERNOR COMPANY
January 25, 2006
PROXY VOTING INSTRUCTIONS
TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call 1-888-266-6788 toll-free and follow the instructions. Have your control number and the proxy card available when you call.
TO VOTE BY INTERNET
Please access the web page at www.proxyvoting.com/wgov and follow the on-screen instructions. Have your control number available when you access the web page.
YOUR CONTROL NUMBER IS